                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                                   ERO, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED APRIL 17, 1997

                                       BY

                              HC ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF

                              HEDSTROM CORPORATION

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
   NEW YORK CITY TIME, ON MONDAY, JUNE 2, 1997, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

            By Mail:                     By Facsimile Transmission:           By Hand/Overnight Delivery:
IBJ Schroder Bank & Trust Company              (212) 858-2611              IBJ Schroder Bank & Trust Company
           P.O. Box 84                                                             One State Street
      Bowling Green Station                      To Confirm                    New York, New York 10004
  New York, New York 10274-0084         Facsimile Transmissions Call          Attn: Securities Processing
 Attn: Reorganization Operations                                                Window, Subcellar One,
           Department                          (212) 858-2103                           (SC-1)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

----------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)             SHARES         NUMBER OF SHARES        NUMBER OF
      (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)            CERTIFICATE       REPRESENTED BY          SHARES
             APPEAR(S) ON THE CERTIFICATE(S)                  NUMBER(S)(1)      CERTIFICATE(S)(1)      TENDERED(2)
----------------------------------------------------------------------------------------------------------------------
                                                             ------------------------------------------------------

                                                             ------------------------------------------------------
                     AFFIX LABEL HERE
                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ======================================================
                                                              Total Shares
----------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by holders of Shares delivering Shares by Book-Entry Transfer.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by Certificates delivered to the
     Depositary are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of Shares (as defined below) of ERO, Inc. ("Stockholders") if certificates evidencing Shares ("Certificates") are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to an account maintained by IBJ Schroder Bank & Trust Company (the "Depositary") at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility") pursuant to the procedures set forth under "Procedure for Tendering Shares" in the Offer to Purchase (as defined below).

     Stockholders whose Certificates are not immediately available or who cannot deliver either their Certificates for, or a Book-Entry Confirmation (as defined under "Procedure for Tendering Shares -- Book-Entry Transfer" in the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined under "Terms of the Offer" in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedure set forth under "Procedure for Tendering Shares -- Guaranteed Delivery" in the Offer to Purchase. See Instruction 2 hereof. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

   Name of Tendering Institution:
                                 -----------------------------------------------

   Check Box of Book-Entry Transfer Facility:
   [ ] DTC     [ ] PDTC

   Account Number:
                  --------------------------------------------------------------

   Transaction Code Number:
                           -----------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

   Name(s) of Registered Holder(s):
                                   ---------------------------------------------

   Window Ticket Number (if any):
                                 -----------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
                                                      --------------------------

   Name of Institution that Guaranteed Delivery:
                                                --------------------------------

  ------------------------------------------------------------------------------

   If Delivered by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:
   [ ] DTC     [ ] PDTC

   Account Number:
                  --------------------------------------------------------------

   Transaction Code Number:
                           -----------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility, other than to the account indicated above.

Issue (check appropriate box(es)):
  [ ] Check to:
  [ ] Certificate to:

Name:
     ---------------------------------------------------------------------------
                             (Please Type or Print)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)
                           (See Substitute Form W-9)

  Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

                            [ ]  DTC       [ ]  PDTC

                                  (check one)

--------------------------------------------------------------------------------
                           (DTC/PDTC Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail (check appropriate box(es)):
  [ ] Check to:
  [ ] Certificate to:

Name:
     ---------------------------------------------------------------------------
                             (Please Type or Print)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to HC Acquisition Corp., a Delaware corporation ("Purchaser") and wholly owned subsidiary of Hedstrom Corporation, a Delaware corporation, the above-described shares of common stock, $.01 par value per share (the "Shares"), of ERO, Inc., a Delaware corporation (the "Company"), at a purchase price of $11.25 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 17, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect of such Shares on or after April 17, 1997 (a "Distribution") and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates (the "Certificates") evidencing such Shares (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such Shares, (ii) present such Shares (and any Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the Offer.

     The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares (and any Distributions) tendered hereby, including, without limitation, the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper. All such powers of attorney and proxies shall be considered coupled with an interest in the Shares tendered herewith and therefore be irrevocable. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorney's and proxies may be given with respect thereto (and, if given, will be deemed ineffective). The designees of Purchaser will, with respect to the Shares (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Shares (and any Distributions) as they in their sole discretion may deem proper, including, without limitation, in respect of any annual or special meeting of the stockholders of the Company, or any adjournment or postponement thereof, in connection with any action by written consent in lieu of a meeting or otherwise. The undersigned acknowledges that Purchaser reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Purchaser or its designees must be able to exercise full voting rights with respect to such Shares (and any Distributions), including, without limitation, the right to vote at any meeting of stockholders of the Company then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and that when such Shares (and any Distributions) are accepted for payment and paid for by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Shares (and any Distributions) tendered hereby will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions issued to the undersigned on or after April 17, 1997 in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Purchaser in its sole discretion.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in "Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser with respect to such Shares upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the purchase price and/or return any such Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with respect to any Shares not accepted for payment. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares tendered hereby.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holders (which term, for purposes of this section, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) or Shares tendered herewith and such registered holder has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered herewith for the account of an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal or if Certificates evidencing Shares not accepted for payment or not tendered are to be issued to a person other than the registered holder, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by Stockholders if Certificates are to be forwarded herewith or if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth under "Procedure for Tendering Shares -- Book-Entry Transfer" in the Offer to Purchase. For a Stockholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with all required signature guarantees and all other documents required thereby, must be received by the Depositary at one of its addresses set forth above prior to the Expiration Date (as defined in the Offer to Purchase) and either (i) Certificates representing such tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) such Shares must he delivered pursuant to the procedures for book-entry transfer set forth under "Procedure for Tendering
Shares -- Book-Entry Transfer" in the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or
(b) the tendering Stockholder must comply with the guaranteed delivery procedures set forth below and under "Procedure for Tendering Shares -- Guaranteed Delivery" in the Offer to Purchase.

     Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "Procedure for Tendering Shares -- Guaranteed Delivery" in the Offer to Purchase. Pursuant to such procedures (i) such tender must he made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the Certificates representing all tendered Shares in proper form for transfer, or a Book-Entry Confirmation with respect to all tendered Shares, together with a properly completed and duly executed Letter of Transmittal (or a manually-signed facsimile thereof), with all required signature guarantees and all other documents required by this Letter of Transmittal, must be received by the Depositary by 5:00 p.m., New York City time, on the third business day after the date of execution of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering Stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. If fewer than all of the Shares represented by any Certificates delivered to the Depositary herewith are to he tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Certificate for the remainder of the Shares that were evidenced by your old Certificate(s) will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of each person's authority to so act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, NO ENDORSEMENTS OF CERTIFICATES OR SEPARATE INSTRUMENTS OF TRANSFER ARE REQUIRED UNLESS CERTIFICATES NOT TENDERED OR NOT PURCHASED ARE TO BE ISSUED OR RETURNED TO A PERSON OTHER THAN THE REGISTERED HOLDER(S). Signatures on such Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificate(s). Signatures on such Certificate(s) or instruments of transfer must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or Certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. If any tendered Shares are not purchased for any reason and such Shares are delivered by Book-Entry Transfer Facility, such shares will be credited to an account maintained at the appropriate Book-Entry Transfer Facility.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below and requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or brokers, dealers, commercial banks and trust companies and such materials will be furnished at Purchaser's expense.

     9. WAIVER OF CONDITIONS. Subject to the Merger Agreement, the conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time or from time to time, in the Purchaser's sole discretion.

     10. BACKUP WITHHOLDING TAX. Except in the case of foreign persons, each tendering Stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that such Stockholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Stockholder to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The tendering Stockholder should indicate in the box in Part I of the Substitute Form W-9 if such stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Stockholder has indicated in the box in Part I that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary. A tendering Stockholder who is a foreign person (i.e., who is not a citizen or resident of the United States) should provide the Depositary with a completed Form W-8. Please contact the Depositary, if necessary, in order to obtain a copy of Form W-8.

     11. LOST OR DESTROYED CERTIFICATES. If any Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Depositary, IBJ Schroder Bank & Trust Company, at (212) 858-2103. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED, MUST BE RECEIVED BY THE DEPOSITARY (TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS AND/OR SIGNATURES), OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such individual's social security number. If the tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Stockholder should so indicate on the Substitute Form W-9. See Instruction 10. If the Depositary is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments that are made to such Stockholders with respect to Shares purchased pursuant to the Offer may be subject to backup federal income tax withholding.

     Certain Stockholders are not subject to these backup withholding and reporting requirements. In order for a foreign person to qualify as an exempt recipient, such Stockholder generally must submit a Form W-8. Form W-8 can be obtained from the Depositary. See the enclosed Guidelines or Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. Other exempt recipients should complete Form W-9 in order to avoid the possible imposition of backup withholding.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, generally a Stockholder must provide the Depositary with his correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Stockholder is awaiting a TIN) and that (i) such Stockholder is exempt from backup withholding or (ii) such Stockholder has not been notified by the IRS that such Stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified the Stockholder that such Stockholder is not longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                   IMPORTANT

                 STOCKHOLDER: SIGN HERE AND COMPLETE SUBSTITUTE
                              FORM W-9 ON REVERSE

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                        (Signature(s) of Stockholder(s)

Dated:                               , 1997
      -------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appears(s) on the Certificate or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
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                             (Please Type or Print)

Capacity (Full title):
                      ----------------------------------------------------------
                              (See Instruction 5)

Address:
        ------------------------------------------------------------------------

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                               (Include Zip Code)

Area Codes and Telephone Numbers:
                                 -----------------------------------------------
                                                  (Home)

                                 -----------------------------------------------
                                                (Business)

Taxpayer Identification or Social Security No.
                                              ----------------------------------
                                              (Complete Substitution Form W-9 on
                                                          following page)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

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                            Authorized Signature(s)

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                                     (Name)

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                                 (Name of Firm)

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                          (Address Including Zip Code)

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

 -------------------------------------------------------------------------------------------------------------------
 PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY, AS DEPOSITARY
 -------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                      PLEASE PROVIDE YOUR TIN IN THE BOX AT      PART I -- Social Security Number OR
 FORM W-9                        RIGHT AND CERTIFY BY SIGNING AND DATING    Employer Identification Number
                                 BELOW
 DEPARTMENT OF THE              ------------------------------------------ ------------------------------------------
 TREASURY INTERNAL               Name                                       (If awaiting TIN, write "Applied For")
 REVENUE SERVICE
                                ------------------------------------------ ----------------------------------------
 PAYER'S REQUEST FOR             Business Name                              PART II -- For Payees exempt from backup
 TAXPAYER IDENTIFICATION                                                    withholding, see the enclosed Guidelines
 NUMBER (TIN)                    Please check appropriate box:              for Certification of Taxpayer
                                                                            Identification Number on Substitute Form
                                   [ ]  Individual/Sole Proprietor          W-9, check the exempt box below, and
                                   [ ]  Corporation                         complete the Form W-9.
                                   [ ]  Partnership   [ ]  Other
                                ------------------------------------------  Exempt [ ]
                                 Address
                                ------------------------------------------
                                 City, State, Zip Code
------------------------------------------------------------------------------------------------------------------
 CERTIFICATION. Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the
 IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).
 -------------------------------------------------------------------------------------------------------------------

 SIGNATURE: ______________________________________________                   DATE:__________________________, 1997
--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
      PART I OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the Offer Price made to me thereafter will be withheld until I provide a number.

SIGNATURE: _____________________________                DATE:_____________, 1997

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

                    The Information Agent for the Offer is:

                                [MACKENZIE LOGO]
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885

                      The Dealer Manager for the Offer is:

                           CREDIT SUISSE FIRST BOSTON
                             Eleven Madison Avenue
                         New York, New York 10010-3629
                            Telephone (888) 671-4243